UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 29, 2006

Advanced Medical Institute Inc.
(Exact name of registrant as specified in charter)

Nevada
(State or other jurisdiction of incorporation)

000-29531        88-0409144
(Commission File Number)      (IRS Employer Identification No.)

Level 1, 204-218 Botany Road
Alexandria NSW 2015
Australia
_________________________________________
(Address of principal executive offices and zip Code)

(61) 2 9640 5253
_________________________________________
(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.     Changes in Registrant's Certifying Accountants

On March 29, 2006, Advanced Medical Institute Inc. (the “Company” ) accepted the resignation of its principal independent accountant, Lichter, Yu & Associates (“Lichter”), which resignation also extended to AMI Australia Holdings Pty Ltd. and the Company’s other subsidiaries (“AMI Australia”) effective immediately. The resignation of Lichter as the Company’s principal independent accountant was accepted and approved by the Company’s Board of Directors.

Lichter, engaged by AMI Australia prior to its reverse merger with the Company, was engaged by the Company to commence its duties on January 24, 2005 and resigned as of March 29, 2006 (the “Engagement Period”). In connection with the Company’s share exchange with of AMI Australia, Lichter performed an audit of the financial statements of AMI Australia, which is now a wholly-owned subsidiary of the Company. Lichter’s reports on the Company’s financial statements for the fiscal year ended June 30, 2005 and the subsequent interim period preceding the termination, contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that the reports for both years were qualified as to uncertainty regarding the Company’s ability to continue as a going concern.

During the Engagement Period, there were no disagreements between the Company and Lichter on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Lichter’s satisfaction, would have caused Lichter to make reference to the subject matter of the disagreement in connection with its report, and there were no disagreements between AMI Australia and Lichter on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Lichter’s satisfaction, would have caused Lichter to make reference to the subject matter of the disagreement in connection with its report for AMI Australia.

The Company has provided Lichter with a copy of this Form 8-K and has requested Lichter to furnish it with a letter addressed to the Securities and Exchange Commission (the “Commission”) stating whether Lichter agrees with the statements made by the Company and, if not, stating the respects in which it does not agree. A copy of such letter from Lichter is attached hereto as Exhibit 16.1.

On March 29, 2006, the Company engaged Kabani & Company, Inc. (“Kabani”) to serve as its new principal independent accountant in connection with the audit of its financial statements for the year ended June 30, 2006. The decision to engage Kabani as the Company’s principal independent accountants was approved by the Company’s Board of Directors on March 29, 2006.

During its fiscal year ended December 31, 2004 and June 30, 2005 and in the subsequent interim periods prior to the resignation of Lichter, neither the Company nor AMI Australia consulted with Kabani concerning (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements and no written or oral advice was provided by Kabani that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement or event, as set forth in Item 304(a)(1)(iv) of Regulation S-B.

Item 9.01. Financial Statements and Exhibits
(d)  Exhibits

Exhibit No.	Description
16.1	Letter of Lichter, Yu & Associates

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED MEDICAL INSTITUTE INC.

Date: March 31, 2006	By:	/s/ Jack Vaisman
Jack Vaisman
Chief Executive Officer

Exhibit Index

Exhibit No.	Description
16.1	Letter of Lichter, Yu & Associates